                                                                    Exhibit 99.1




                            (GREYGLOBAL GROUP LOGO)




                                   March 2004




                            (GREYGLOBAL GROUP LOGO)

                            (GREYGLOBAL GROUP LOGO)




(Part of this presentation may contain forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward Looking Statements" contained in the Company's Annual Report on Form 10-K and in other filings.)




                            (GREYGLOBAL GROUP LOGO)

Company Profile


-     Founded in 1917 as an ad agency in New York

-     Today a global full service provider of integrated marketing services

-     Fully global

-     Approximately 10,500 employees

-     2003 revenue of $1,307.2MM

-     Went public in 1965 at a price of $9.75 - now $683

-     Highest priced individual share on NASDAQ

-     Conservative financial management

-     Substantial employee ownership




                            (GREYGLOBAL GROUP LOGO)

What Makes Grey Different



- SINGULARITY OF PURPOSE: Solely dedicated to increasing value of client brands.

- SIMPLICITY OF STRUCTURE: One - and only one - global company in each communications discipline.




                            (GREYGLOBAL GROUP LOGO)

Key Global Clients

                                      Client    No. of Brands      No. of               No. of Grey
                         Client        Since       Handled        Countries        Marketing Disciplines
                         ------        -----       -------        ---------        ---------------------
                     (P&G LOGO)        1956          61              83                      8

         (GLAXOSMITHKLINE LOGO)        1955          80              83                      7

               (MARS INC. LOGO)        1985          27              50                      6

                   (NOKIA LOGO)        1986          3               27                      7

                  (ORACLE LOGO)        1999          6               11                      5

(BRITISH AMERICAN TOBACCO LOGO)        1963          25              42                      3

                  (DIAGEO LOGO)        1979          12              10                      6

                   (WYETH LOGO)        1955          27              24                      6

             (TIME WARNER LOGO)        1977           8               3                      4

                      (3M LOGO)        1984          21              13                      6

Our Clients: 1/5 of the Fortune 500

(3M LOGO)

(BRITISH AMERICAN TOBACCO LOGO)

(VOLKSWAGEN LOGO)

(HESS LOGO)

(DIAGEO LOGO)

(WYETH LOGO)

(P&G LOGO)

(DELL LOGO)

(CANON LOGO)

(AETNA LOGO)

(ORACLE LOGO)

(BELGACOM LOGO)

(INTEL LOGO)

(KMART LOGO)

(MARS INC. LOGO)

(NOKIA LOGO)

(DEUTSCHE TELEKOM LOGO)

(NORDEA LOGO)

(JPMORGANCHASE LOGO)

(CON AGRA LOGO)

(TIME WARNER LOGO)

(GLAXOSMITHKLINE LOGO)

(BELLSOUTH LOGO)

(HASBRO LOGO)

(CENDANT LOGO)

(DARDEN RESTAURANTS LOGO)

(SARALEE LOGO)

(MERCK LOGO)

Source: Fortune Magazine




                            (GREYGLOBAL GROUP LOGO)

                                 (PANTENE LOGO)

                                   (P&G LOGO)

(CANON LOGO)

(CAPTAIN MORGAN LOGO)

(DIAGEO LOGO)

REAL Global Network

                                     (MAP)

Americas

Argentina
Brazil
Canada
Chile
Colombia
Costa Rica
Dominican Republic
Ecuador
El Salvador
Guatemala
Honduras
Mexico
Nicaragua
Panama
Peru
Trinidad & Tobago
United States
Uruguay
Venezuela

Europe, Middle East & Africa

Austria
Belarus
Belgium
Bulgaria
Croatia
Cyprus
Czech Republic
Denmark
Egypt
Estonia
Finland
France
Germany
Ghana
Greece
Hungary
Ireland
Israel
Italy
Kazakhstan
Kenya
Latvia
Lebanon
Luxembourg
Lithuania
Macedonia
Moldova
Netherlands
Nigeria
Norway
Poland
Portugal
Romania
Russia
Saudi Arabia
Serbia/Montenegro
Slovak Republic
Slovenia
South Africa
Spain
Sweden
Switzerland
Turkey
Ukraine
United Arab Emirates
United Kingdom
Uzbekistan
Zimbabwe

Asia Pacific

Australia
Bangladesh
China/Hong Kong
India
Indonesia
Japan
Malaysia
New Zealand
Pakistan
Philippines
Singapore
South Korea
Sri Lanka
Taiwan
Thailand
Vietnam


                            (GREYGLOBAL GROUP LOGO)

                            Simplicity of Structure

                                  (FLOW CHART)

                            (GREYGLOBAL GROUP LOGO)
                                        |
                                        |
--------------------------------------------------------------------------------
         |          |         |         |          |           |        |
         |          |         |         |          |           |        |
       Grey                  Grey      Grey      Grey         G2       GCI
     Worldwide  MediaCom  Healthcare  Direct  Interactive  Worldwide  Group
                            Group

                                Simple Structure


                                  (FLOW CHART)

                            (GREYGLOBAL GROUP LOGO)
                                U.S. Specialized

--------------------------------------------------------------------------------
    |                |                 |                   |                |
    |                |                 |                   |                |

                                                                          WING
Alliance          G WHIZ         Grey Insight          J. Brown          Latino
                                   Partners             Agency            Group

              Well Positioned Geographically & by Client Business


                             PERCENTAGE OF REVENUE
                                  BY GEOGRAPHY
                             ---------------------
                              Full Year 12/31/2003

                                  (PIE CHART)

North America         45%
Europe                44%
Asia/Latin America    11%

                            REVENUE DISTRIBUTION BY
                              KEY CLIENT BUSINESS *
                             ---------------------

                                  (PIE CHART)

Consumer-34%
Healthcare-24%
Food-19%
Telecom & IT-13%
Entertainment-5%
Auto-3%
Other-2%

OUR KEY CLIENTS

      -     Balanced, Market Leaders

      - Growing with existing clients - in terms of products, markets, disciplines and revenues

* Based on current year forecast revenues of top 30 clients

                       Strong, Vital Operating Management


                                  (FLOW CHART)

                                     (GREYGLOBAL GROUP LOGO)
                       Ed Meyer, Steve Felsher, Bob Berenson, Steve Novick
                                             50+years

-------------------------------------------------------------------------------------------------------------------
       |                  |                |              |               |                |               |
       |                  |                |              |               |                |               |

     GREY                                GREY           GREY            GREY               G2             GCI
  WORLDWIDE           MEDIACOM        HEALTHCARE       DIRECT       INTERACTIVE        WORLDWIDE         GROUP
                                        GROUP

 Steve Blamer,        Alexander          Lynn          Larry      Norman Lehoullier    Joe Celia     Robert Feldman
Carolyn Carter,     Schmidt-Vogel    O'Connor Vos      Kimmel      Orin Wechsberg       44 years        47 years
Eduardo Arrocha      Dene Callas       48 years       47 years       50 years
   49 years          Jon Mandel
                      48 years

                                   Financials


                            (GREYGLOBAL GROUP LOGO)


                                    Page #15

1996-2003 Revenues

       7.0% CAGR*

      (BAR CHART)

                  $MM
1996            $  765.50
1998            $  935.18
2000            $1,247.45
2002            $1,199.71
2003            $1,307.27

FYE 12/31
*Compound Annual Growth Rate


                            (GREYGLOBAL GROUP LOGO)

2003 Revenues

Consolidated Revenues

(BAR CHART)

      +9.0%

              $MM
2002         1199.71
2003         1307.27

North American Revenues

(BAR CHART)

      +5.5%

              $MM
2002          555.24
2003          585.67

International Revenues

(BAR CHART)

      +12.0%

              $MM
2002          644.47
2003          721.60

2003 Pre-Tax Profit

Consolidated Pre-Tax Profit

(BAR CHART)

      +53.9%

              $MM
2002           42.97
2003           66.13

North American Pre-Tax Profit

(BAR CHART)

       +56.8%

              $MM
2002           27.85
2003           43.67

International Pre-Tax Profit

(BAR CHART)

       +48.5%

              $MM
2002           15.12
2003           22.46

2003 Financial Data

Net Income

(BAR CHART)

       +59.3%

              $MM
2002           18.25
2003           29.08

EBITDA*

(BAR CHART)

      +29.3%

              $MM
2002           96.90
2003          125.30

Earnings Per Share

(BAR CHART)

      +63.8%

              $MM
2002           13.28
2003           21.76

Stockholders' Equity

(BAR CHART)

      +36.3%

              $MM
2002          177.51
2003          242.00

*A reconciliation of EBITDA to net income can be found in our most recent report to the SEC on Form 8-K

How We Feel Today

-     Renewed optimism

- Year of recovery, especially in US. More cautious in Europe. High growth expected in Asia.

- Media Fragmentation: marketing spending spreading across wider range of communication as we chase more mobile and restless consumers.

-     Continued consolidation of global clients.



                            (GREYGLOBAL GROUP LOGO)

Grey's Core Commitments

-     A global, full service provider of integrated marketing services

-     Singularity of purpose: client focused

-     Simplicity of structure

-     Fundamental growth

-     Conservative fiscal management



                            (GREYGLOBAL GROUP LOGO)

                            (GREYGLOBAL GROUP LOGO)